EXHIBIT 10.10(d)

Execution Version

AMENDMENT No. 2, dated as of February 17, 2017 (this “Amendment”), to the Credit Agreement dated as of October 27, 2014, among 1011778 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (the “Parent Borrower”), NEW RED FINANCE, INC., a Delaware corporation (the “Subsidiary Borrower” and together with the Parent Borrower, the “Borrowers”), 1013421 B.C. UNLIMITED LIABILITY COMPANY, an unlimited liability company organized under the laws of British Columbia (“Holdings”), the other Guarantors party hereto, JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent, Collateral Agent and Swing Line Lender and each L/C Issuer and lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) (as amended by Amendment No. 1, dated as of May 22, 2015 and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrowers desire to amend the Credit Agreement on the terms set forth herein;

WHEREAS, Section 10.01 of the Credit Agreement provides that the relevant Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes, including to refinance existing term loans under the Credit Agreement;

WHEREAS, (i) each Amendment No. 2 Consenting Lender (as defined in Exhibit A) has agreed, on the terms and conditions set forth herein and to the extent indicated on its signature page to Amendment No. 2, to have its outstanding Term B-2 Loans (as defined in Exhibit A), if any, converted into a like principal amount of Term B-3 Loans (as defined in Exhibit A) effective as of the Amendment No. 2 Effective Date (as defined below) and (ii) the Additional Term B-3 Lender (as defined in Exhibit A) has agreed to make an additional Term B-3 Loan in a principal amount equal to $1,175,296,572.83 minus the principal amount of any outstanding Term B-2 Loans that are converted into Term B-3 Loans on the Amendment No. 2 Effective Date as described in clause (i) above, the proceeds of which shall be applied to repay in full such then outstanding non-converted Term B-2 Loans;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendment. The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 2.    Representations and Warranties, No Default. The Borrowers hereby represent and warrant that as of the Amendment No. 2 Effective Date (as defined below), after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

Section 3.    Effectiveness. This Amendment shall become effective on the date (such date, the “Amendment No. 2 Effective Date”) that the following conditions have been satisfied:

(i)    Consents. The Administrative Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders, each Loan Party and the Additional Term B-3 Lender;

(ii)    Fees. The Administrative Agent and Amendment No. 2 Lead Arranger shall have received the fees in the amounts previously agreed in writing by the Amendment No. 2 Lead Arranger to be received on the Amendment No. 2 Effective Date, and all reasonable and documented out-of-pocket expenses required to be paid or reimbursed under Section 10.04 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Amendment No. 2 Effective Date and the Administrative Agent shall have received, for the account of each Term B-3 Lender on the Amendment No. 2 Effective Date, an upfront fee equal to 0.125% of the Term B-3 Loans of such Term B-3 Lender outstanding immediately after giving effect to this Amendment and the funding of all Term B-3 Loans pursuant to the Additional Term B-3 Commitment;

(iii)    Legal Opinions. The Administrative Agent shall have received favorable legal opinions from each of (A) Kirkland & Ellis LLP, New York counsel to the Loan Parties and (B) Lawson Lundell LLP, British Columbia counsel to Holdings and the Parent Borrower, covering such matters as the Administrative Agent may reasonably request and otherwise reasonably satisfactory to the Administrative Agent;

(iv)    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrowers dated the Amendment No. 2 Effective Date certifying that, after giving effect to the Amendment, (a) the representations and warranties of the Borrowers and each other Loan Party contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties were true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (b) no Default or Event of Default shall have occurred and be continuing; and

(v)    Closing Certificates. The Administrative Agent shall have received (i) a copy of the Organization Documents, as in effect as of the date hereof, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State or similar Governmental Authority of the state or jurisdiction of its organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority (or a certification from each Loan Party that there have been no changes to the Organization Documents, including all amendments thereto, that were delivered to the Administrative Agent on the Closing Date).

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any other electronic transmission shall be effective as delivery of an original executed counterpart hereof.

Section 5.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.    Effect of Amendment. Except as expressly set forth herein, (i) this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement, including without limitation for purposes of Sections 10.14, 10.15 and 10.17 thereof, and from and after the Amendment No. 2 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment. Each of the Loan Parties hereby consents to this Amendment and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

1011778 B.C. UNLIMITED LIABILITY COMPANY, as the Parent Borrower

By:
Name:
Title:

NEW RED FINANCE, INC., as the Subsidiary Borrower

By:
Name:
Title:

1013421 B.C. UNLIMITED LIABILITY COMPANY, as Holdings

By:
Name:
Title:

[GUARANTORS]

By:
Name:
Title:

[Signature Page to 1011778 B.C. Unlimited Liability Company Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Additional Term B-3 Lender

By:
Name:
Title:

[Signature Page to 1011778 B.C. Unlimited Liability Company Amendment]

The undersigned hereby consents to Amendment No. 2 and, to the extent set forth below, hereby agrees to have up to all of its Term B-2 Loans converted to Term B-3 Loans (or such lesser amount as may be notified to such Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date).

☐	Cashless Roll Option. Check box to the left to request conversion of the undersigned’s Term B-2 Loans to Term B-3 Loans.

,
(Name of Institution)

By:
Name:
Title:

[If a second signature is necessary:

By:
Name:
Title:]

[Signature Page to 1011778 B.C. Unlimited Liability Company Amendment]